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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference of our report on Price Communications Corporation dated March 17, 1998 included in this Form 10-K into the Company's previously filed Registration Statement, File Numbers 333-44089 and 33-62568.



/s/ ARTHUR ANDERSEN LLP

New York, New York
April 14, 1998